Exhibit 99.1
You're a neighbor, not a number Q2 2022 Investor Presentation

Cautionary Statement Regarding Forward - Looking Statements In addition to historical information, this presentation may contain forward - looking statements .. For this purpose, any statement that is not a statement of historical fact may be deemed to be a forward - looking statement .. These forward - looking statements may include statements regarding profitability, liquidity, allowance for loan losses, interest rate sensitivity, market risk, growth strategy and financial and other goals .. Forward - looking statements often use words such as “believes,” “expects,” “plans,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends” or other words of similar meaning .. You can also identify them by the fact that they do not relate strictly to historical or current facts .. Forward - looking statements are subject to numerous assumptions, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements .. There are many factors that could have a material adverse effect on the operations and future prospects of the Company including, but not limited to : • changes in assumptions underlying the establishment of allowances for loan losses, and other estimates ; • the risks of changes in interest rates on levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities ; • the effects of future economic, business and market conditions ; • legislative and regulatory changes, including the Dodd - Frank Wall Street Reform and Consumer Protection Act and other changes in banking, securities, and tax laws and regulations and their application by our regulators, and changes in scope and cost of Federal Deposit Insurance Corporation insurance and other coverages ; • our inability to maintain our regulatory capital position ; • the Company’s computer systems and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance, or other disruptions despite security measures implemented by the Company ; • changes in market conditions, specifically declines in the residential and commercial real estate market, volatility and disruption of the capital and credit markets, soundness of other financial institutions we do business with ; • risks inherent in making loans such as repayment risks and fluctuating collateral values ; • changes in operations of the mortgage company as a result of the activity in the residential real estate market ; 1

Cautionary Statement Regarding Forward - Looking Statements • exposure to repurchase loans sold to investors for which borrowers failed to provide full and accurate information on or related to their loan application or for which appraisals have not been acceptable or when the loan was not underwritten in accordance with the loan program specified by the loan investor ; • governmental monetary and fiscal policies ; • geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the U .. S .. or other governments in response to acts or threats of terrorism and/or military conflicts, negatively impacting business and economic conditions in the U .. S .. and abroad ; • changes in accounting policies, rules and practices ; • reliance on our management team, including our ability to attract and retain key personnel ; • competition with other banks and financial institutions, and companies outside of the banking industry, including those companies that have substantially greater access to capital and other resources ; • demand, development and acceptance of new products and services ; • problems with technology utilized by us ; • natural disasters, war, terrorist activities, pandemics, or the outbreak of COVID - 19 or similar outbreaks, and their effects on economic and business environments in which the Company operates ; • adverse effects due to COVID - 19 on the Company and its customers, counterparties, employees, and third - party service providers, and the adverse impacts to our business, financial position, results of operations, and prospects ; • changing trends in customer profiles and behavior ; and • other factors described from time to time in our reports filed with the SEC .. These risks and uncertainties should be considered in evaluating the forward - looking statements contained herein, and readers are cautioned not to place undue reliance on such statements .. Any forward - looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which it is made .. In addition, past results of operations are not necessarily indicative of future results .. 2

Non - GAAP Financial Measures The accounting and reporting polices of the Company conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, management uses certain non - GAAP measures to supplement the evaluation of the Company’s performance. These measures include core operating income, core earnings per share and core return on tangible common equity for the consolidated entity, the commercial banking segment, and the mortgage banking segment. Management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non - GAAP disclosures are included as tables at the end of this presentation. 3

Village Bank and Trust Financial Corp. Highlights (Nasdaq: VBFC) 4 Financial Highlights - June 30, 2022 (dollars in thousands, except per share amounts) Balance Sheet Metrics Total Assets $ 752,597 Total Loans $ 528,130 Total Deposits $ 674,641 Total Equity $ 60,053 Loans to Deposits 78.28% Capital Ratios TCE/TA 7.98% Bank Tier 1 Leverage Ratio 10.22% Bank Tier 1 Capital Ratio 13.91% Bank Total Risk Based Capital Ratio 14.52% Profitability Metrics ROAE* 12.92% ROAA* 1.07% Net Interest Margin* 3.47% Efficiency Ratio* 71.09% Per Share Metrics Tangible Book Value Per Share $ 40.68 Diluted Earnings Per Share $ 2.70 Dividend Yield* 1.22% Dividend Payout Ratio 10.37% Asset Quality NPLs / Loans 0.26% NPAs / Total Assets 0.16% Reserves/Loans (excluding PPP) 0.65% NCOs / Average Loans (0.01%) *Annualized

Market Areas

Rank	Institution (ST)	Total Assets ($,000)	Number of Branches	Deposit in Market ($,000)	Market Share (%)	Average Branch Size ($,000)
	Richmond MSA Market Position[1]					
1	Bank of America Corporation (NC)	$ 3,029,894,000	21	$ 23,931,212	41.59	$ 1,139,582
2	Truist Financial Corp. (NC)	521,964,000	58	12,727,661	22.12	219,442
3	Wells Fargo & Co. (CA)	1,945,996,000	51	8,744,074	15.20	171,452
4	Atlantic Union Bkshs Corp. (VA)	19,989,356	26	4,182,869	7.27	160,880
5	TowneBank (VA)	15,803,835	8	1,341,118	2.33	167,640
6	C&F Financial Corp. (VA)	2,168,644	15	1,201,773	2.09	80,118
7	Primis Financial Corp. (VA)	3,395,151	12	832,379	1.45	69,365
8	Community Bankers Trust Corporation (VA)[2]	1,754,213	12	821,453	1.43	68,454
9	**Village Bank & Trust Finl Corp (VA)**	**717,932**	**8**	**626,973**	**1.09**	**78,372**
10	Blue Ridge Bankshares Inc. (VA)	2,764,730	7	536,395	0.93	76,628
	Total for Institutions in Market		**287**	**$ 57,535,843**		**$ 200,473.32**

Richmond MSA[3]

- State Capital
- 5 major colleges & universities
- 10 Fortune 1000 companies headquartered
- Virginia 2021 Top State for Business (CNBC)
- Educated workforce (~38% of adults have a bachelor's degree or higher according U.S. Census Bureau)
- Diverse population with an average household income of ~$69,500 vs the national average of ~$63,000
- Excellent quality of life

Williamsburg (Hampton Roads MSA)[4]

- 37th largest region in the United States
- Approximately 1.76 million residents
- Home to William & Mary, second oldest university in the United States


Ashland
Goochland
Glen Allen
Richmond
Powhatan
Amelia Court House
Hopewell
King And Queen Court House
West Point
York River

[1] Source: S&P Global, Data as of the 6/30/2021 FDIC Summary of Deposits for the Richmond, VA MSA.
[2] Community Bankers Trust Corp was acquired by United Bankshares Inc. as of December 3, 2021.
[3] Source: Greater Richmond Partnership.
[4] Source: Williamsburgva.gov

5

Management Team 6 Jay Hendricks President & Chief Executive Officer Donnie Kaloski Chief Financial Officer & Chief Risk Officer Max Morehead Commercial Banking • CEO and President of the Company and the Bank since August 2020. • Previously Chief Operating Officer and Chief Risk Officer of the Bank since December 2016. • Joined as Chief Credit Officer of the Bank in September 2013. • 23 years with SunTrust/Crestar including roles as Chief Operational Risk Officer for mortgage and Credit and Compliance Officer for consumer banking. • Prior to 1990, served as Bank Examiner for the Comptroller of the Currency. • More than 30 years experience in the banking industry. • Chief Financial Officer of the Company and the Bank since May 2018. Chief Risk Officer of the Bank since August 2020. • Previously served as Senior Vice President of Accounting of the Bank. • From 2007 to 2013 supervised audit teams on financial institutions throughout the country with BDO USA, LLP. • Holds a BA in Accounting and an MBA from Troy University. • Is a Certified Public Accountant and Charted Global Management Accountant. • More than 14 years experience in the accounting and banking industry. • Executive Vice President – Commercial Banking since March 2014. • 25 years with SunTrust/Crestar including leadership roles in commercial banking. • More than 30 years experience in the banking industry.

Management Team, continued 7 Jennifer Church Retail Banking Christy Quesenbery Operations Roy Barzel Chief Credit Officer Clif Winn President & CEO Village Bank Mortgage Corp • Executive Vice President – Retail Banking of the Bank since March 2022. • Prior to joining the Bank served as Vice President Market Leader with BB&T from September 2018 – March 2022, and prior thereto, she served in various positions with Union Bank & Trust from 2007 to 2018, including Retail Support Manager, Senior Retail Operations Consultant and Branch Manager. • More than 20 years experience in the banking industry. • President and Chief Executive Officer of Village Bank Mortgage Corporation since December 2017. • Member of mortgage leadership team since 2009. Served as Senior Vice President and Risk Manager. • From 1998 until 2009 served in several leadership roles with Benchmark Mortgage. • More than 20 years mortgage banking experience. • Executive Vice President – Operations since August 2020. • Prior to joining the Bank served as Chief Operations Officer at Touchstone Bank since 2016. • Held various leadership roles during her career around operations, information technology, compliance, and risk management. • More than 35 years experience in the banking industry. • Chief Credit Officer of the Bank since August 2020. • Previously served as Senior Vice President and Director of Strategic Initiatives since 2017. • Prior to joining the Bank served in commercial banking leadership roles with Bank of Virginia and SunTrust/Crestar. • More than 35 years experience in the banking industry.

Board of Directors 8 Craig Bell Chairman Since 1998 Randy Whittemore Director Since 1998 Frank Jenkins Director Since 2017 R.T. Avery Director Since 1998 Mike Katzen Director Since 2008 Mike Toalson Director Since 2004 Devon Henry Director Since 2018 Mary Margaret Kastelberg Director Since 2020 Jay Hendricks President & Chief Executive Officer Since 2020

Why Village? 9 • We think and behave like long - term investors Vision, Discipline, Execution • Strong market position in a very attractive market Market • Excellent opportunity to take market Opportunity • A strong community bank with a successful mortgage company Differentiated • Effective shareholder communications Transparency and Candor • Excellent shareholder returns over the last five years We Deliver Results

Our Strategy Is Built Around Delivering Top Quartile Long Term Returns To Our Shareholders This Means… • Top Quartile Return on Tangible Common Equity • Sustained High Single Digit Earnings Per Share Growth • Best Quartile Asset Quality in Worst Part of Cycle • Best Quartile Earnings Volatility 10

Strong Earnings Growth 11 (1) Non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this presentation. (2) Source: S&P Global – Southeast Public Banks under $1 billion in assets as of December 31, 2021. (3) Nonperforming assets excludes performing troubled debt restructurings. 58.13% 14.79% (60) (40) (20) 0 20 40 60 80 100 120 Share Price Performance – 5 Year Horizon VBFC-Share Price (Daily)(%) KBW #N/Asdaq Bank Index Price-Index Value (Daily)(%) 8.97% 12.72% 19.12% 21.02% 12.92% (10.00%) 0.00% 10.00% 20.00% 30.00% 40.00% 2018 2019 2020 2021 YTD 22 Core ROTCE (1) Commercial Banking Segment Mortgage Banking Segment Top Quartile(2) $2.21 $3.53 $6.23 $8.48 $2.71 $(2.00) $- $2.00 $4.00 $6.00 $8.00 $10.00 YE 2019 YE 2019 YE 2020 YE 2021 YTD 2022 Core Earnings Per Share (1) Commercial Banking Segment Mortgage Banking Segment

PTPP Income Growth 12 (1) Non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this presentation. $3,646 $4,402 $2,997 $4,822 $2,172 $3,708 $3,730 $5,641 $11,989 $15,373 $8,730 $4,552 $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 YE 2018 YE 2019 YE 2020 YE 2021 H1 2021 H1 2022 Pre - Tax Pre Provision Income Growth (1) (dollars in thousands) Banking Segment PTPP PPP Income Pre-Tax Mortgage Segment Pre-Tax 70.72% growth from prior year.

Net Interest Margin 13 • NIM driven by: • Strategically deploying excess liquidity to minimize negative arbitrage from the high levels of liquid assets. • Recorded PPP income, net of deferred costs of $950,000 for the six months ended June 30, 2022, compared to $6.0 million for the year ended December 31, 2021. • Approximately $1.0 million in PPP funds remained on balance sheet as of June 30, 2022. • Maintain our disciplined pricing approach to funding sources and loans. • Liquidity deployed in efficient manner by: • Looking to quality of earnings for the long - term vs. quantity of earnings in the short - term. • Opportunistic approach to deploying funds in the investment portfolio. • Focused on core loan growth and continuing to capitalize on the momentum from PPP. • Balance sheet is well positioned for a rising rate environment. 3.74% 3.68% 3.41% 3.76% 3.47% 4.59% 4.75% 4.12% 4.08% 3.70% 0.85% 1.09% 0.72% 0.33% 0.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% YE 2018 YE 2019 YE 2020 YE 2021 H1 2022 Net Interest Margin Net Interest Margin Yield on Earning Assets Cost of Funds $482,934 $506,202 $675,425 $715,434 $719,892 13.35% 13.45% 12.88% 27.40% 26.93% 0.00% 10.00% 20.00% 30.00% 40.00% $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 Thousands Earnings Asset Mix Due from other banks Federal funds sold Investments LHFI LHFS Liquidity Ratio

Non - Interest Income (dollars in thousands) 14 $6,191 $7,908 $12,245 $12,343 $3,567 1.24% 1.48% 1.84% 1.71% 0.95% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2018 2019 2020 2021 H1 2022 Non - Interest Income Commercial banking income Mortgage banking income, net Noninterest income to average assets 2018 2019 2020 2021 H1 2022 Non - Interest Income Service charges and fees $ 1,914 $ 2,099 $ 2,073 $ 2,352 $ 1,290 Mortgage banking income, net 4,064 5,039 9,732 9,521 1,969 Gain (loss) on sale of investment securities (89) 101 12 - - Gain on sale of SBA loans - 288 86 - 79 Other income 302 380 342 470 229 Total noninterest income $ 6,191 $ 7,908 $ 12,245 $ 12,343 $ 3,567 Initiatives driving growth : • Commercial banking service - adding relationships and expanding treasury management capabilities • Debit and credit card interchange income growth. • SBA loan growth Future Opportunities : • SBA guaranteed strip sales • Grow commercial credit card; interchange income growth • Digital growth through upgraded online and mobile presence

Mortgage Banking Segment Opportunities • Continue purchase money focus • Provide sales team tools and marketing to support in current environment • New mobile application launched Q1 2022 to support sales team • Expense reduction initiatives to lower break even to match anticipated rates and volume in coming quarters • Counter cyclical business to commercial bank 15 (1) Source - Mortgage Bankers Association * Mortgage Banking Segment $162,111 $203,497 $369,818 $296,974 $96,417 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 YE 2018 YE 2019 YE 2020 YE 2021 H1 2022 Mortgage Banking Segment Originations (dollars in thousands) Purchase Refinance 92% 80% 82% 66% 54% 55% 62% 41% 81% 63% 8% 20% 18% 34% 46% 45% 38% 59% 19% 37% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. YE 2018 YE 2019 YE 2020 YE 2021 H1 2022 Loan Originations - Purchase vs. Refinance (1) Purchase Refinance

Non - Interest Expense (dollars in thousands) 16 2018 2019 2020 2021 H1 2022 Non - Interest Expense Salaries and Benefits $ 11,625 $ 12,241 $ 12,920 $ 14,105 $ 6,947 Occupancy & Equipment 2,202 2,198 2,171 2,416 1,172 Professional and outside services 2,973 3,036 3,104 2,835 1,463 Other 2,821 2,814 3,454 3,109 1,614 Total Non - Interest Expense $ 19,621 $ 20,289 $ 21,649 $ 22,465 $ 11,196 $19,621 $20,289 $21,649 $22,465 $11,196 3.93% 3.81% 3.25% 3.11% 3.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $5,000 $10,000 $15,000 $20,000 $25,000 2018 2019 2020 2021 H1 2022 Non - Interest Expense Other Professional and outside services Occupancy & Equipment Salaries and Benefits Noninterest expense to average assets Actions taken to control expense growth : • Constant focus on process improvement and expense management • Cost cutting measures within mortgage • Absorbing built - in growth capacity • Renegotiated core contract in 4Q20 Future Opportunities : • Investment in technologies to improve overall efficiencies and gains in operational leverage

Loan Portfolio 17 • Core loans, which are total loans, excluding PPP loans, increased by $32,631,000, or 6.61%, from December 31, 2021, and increased by $72,439,000, or 15.95%, from June 30, 2021. • Core loan growth continues to be product of our success in converting non - customer PPP borrowers into new core relationships and overall organic growth. • We remain judicious in our underwriting and managing our credit concentrations. $414,430 $429,295 $561,003 $526,457 $527,556 4.90% 5.12% 4.44% 4.71% 4.57% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 Loan Growth (dollars in thousands) Core Loans PPP Loans Yield on Loans C&I + Owner occupied commercial real estate 40% PPP Loans 0% Nonowner occupied commercial real estate 29% Acquisition, development and construction 7% Consumer/Residential 19% Student 4% Other 1% Portfolio Mix June 30, 2022

SBA 7(a) Lending Opportunities • Sell SBA Guaranteed portion at premiums • Retain servicing rights and unguaranteed portion • Cross - sell to SBA customers • Customers have greater comfort with SBA after PPP loans 18 Business Differentiators • Experienced team • Ability to analyze business performance data • Ability to leverage relationship with SBA and CDC • Strict underwriting, servicing and proactive collections processes $5,085 $2,194 $10,100 $6,357 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2019 2020 2021 H1 2022 SBA Production (dollars in thousands) $4,652 $951 $ - $743 Premium , 106.20% Premium , 109.00% Premium , 110.62% 75.00% 95.00% 115.00% 135.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 2019 2020 2021 H1 2022 SBA Sales and Premium (dollars in thousands) SBA Guarantee Sold

Deposit Portfolio 19 • Total deposits increased by $10,593,000, or 1.60%, from December 31, 2021, and increased by $36,558,000, or 5.73%, from June 30, 2021. • The increase in noninterest bearing demand and low - cost relationships (i.e., interest checking, money market, and savings) accounts is a result of core relationship growth, success in converting PPP relationships, and the migration of customer funds from time deposits. • The cost of total deposits has decreased significantly as a result of changes in deposit mix and our disciplined approach to pricing. $439,047 $443,208 $588,382 $664,048 $674,641 0.66% 0.85% 0.62% 0.24% 0.15% 0.00% 0.50% 1.00% 1.50% 2.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 Deposit Growth (dollars in thousands) Non-interest bearing deposits Low cost interest bearing deposits Time deposits Cost of total deposits

Our credit strategy is to deliver best quartile asset quality in the worst part of the cycle… 20 (1) Source - SNL data for VA Banks <$1 Billion in assets as of March 31, 2022. (2) Annualized. (3) Nonperforming assets excluding performing troubled debt restructurings. • Credit metrics continue to compare favorably to our peer group. • Non - performing assets remain stable at 0.16% of total assets as of Q2 2022. • ALLL to Loans (excluding PPP loans) decreased to 0.65% as of Q2 2022 compared to 0.79% as of Q4 2021. • Negative credit migration has been minimal and improving economic factors and improved credit metrics support the adequacy of our allowance for loan and lease losses. • Prepared to implement CECL in 2023 Asset Quality Metrics Metric Village Peer Group Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2022 (1) Allowance for Loan and Lease Losses/Nonperforming Loans 280.87% 260.49% 251.94% 233.82% 221.77% 218.43% Net Charge - offs (recoveries) to Average Loans (2) (0.01%) (0.29%) 0.01% (0.01%) 0.04% 0.40% Nonperforming Loans/Loans (excluding Guaranteed Loans) 0.26% 0.29% 0.30% 0.34% 0.38% 0.73% Nonperforming Assets/Bank Total Assets (3) 0.16% 0.17% 0.18% 0.20% 0.22% 0.36% $414,430 $429,295 $561,003 $526,457 $527,556 0.83% 0.88% 0.94% 0.79% 0.65% -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 ALLL to Loans (excluding PPP) (dollars in thousands) Total loans ALLL to loans (excluding PPP)

2022 and beyond Challenges and Opportunities Challenges • NIM compression • Talent acquisition and retention • Fraud and cybersecurity Opportunities • Organic growth • Strong market perception with ~400 new PPP clients • Local bank mergers and disappointed customers of competitors creating opportunities • Leverage/grow SBA 7a and 504 loans • Grow presence in Williamsburg - Peninsula • Recruit relationship managers • Non - interest Income growth • Leverage Treasury Management Sales team and Concierge Banking teams • SBA guaranty strip sales • Mortgage focus: purchase money referral sources, MLO recruiting, efficiency • Protect and Expand NIM • Digitalization initiatives 21

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands, except per share amounts)

GAAP Operating Results by Segment

	2018	2019	2020	2021	H1 2022
Pre-tax earnings by segment					
Commercial banking	$ 3,646	$ 4,402	$ 6,058	$ 11,355	$ 5,136
Mortgage banking	84	1,239	4,981	4,518	(184)
Income before income tax expense	3,730	5,641	11,039	15,873	4,952
Commercial banking income tax expense	675	904	1,439	2,472	1,000
Mortgage banking income tax expense (benefit)	18	260	1,046	948	(38)
Net income	$ 3,037	$ 4,477	$ 8,554	$ 12,453	$ 3,990
Preferred stock dividend[1]	$ (113)	$ -	$ -	$ -	$ -
Net income available to common shareholders	$ 2,924	$ 4,477	$ 8,554	$ 12,453	$ 3,990

Core Operating Results by Segment[2]

	2018	2019	2020	2021	H1 2022
Commercial banking GAAP pre-tax earnings	$ 3,646	$ 4,402	$ 6,058	$ 11,355	$ 5,136
Non-core (income) expense items					
Salaries and benefits[3]	-	760	-	-	-
Branch write-down	56	22	-	-	-
(Gain)/loss on sale of securities	89	(101)	(12)	-	-
Other non-core expense[4]	162	55	696	-	-
Commercial banking operating income[2]	3,953	5,138	6,742	11,355	5,136
Mortgage banking GAAP pre-tax earnings (loss)	84	1,239	4,981	4,518	(184)
Non-core expense items					
Salaries and benefits[3]	-	54	-	-	-
Mortgage banking operating income (loss)	84	1,293	4,981	4,518	(184)
Core operating income before income tax expense[2]	4,037	6,431	11,723	15,873	4,952
Commercial banking income tax expense[5]	739	1,059	1,583	2,472	1,000
Mortgage banking income tax expense (benefit)[5]	18	271	1,046	948	(38)
Core operating net income[2]	$ 3,280	$ 5,101	$ 9,094	$ 12,453	$ 3,990
Preferred stock dividend[1]	$ (113)	$ -	$ -	$ -	$ -
Core operating income available to common shareholders[2]	$ 3,167	$ 5,101	$ 9,094	$ 12,453	$ 3,990

Reference notes on following page.

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Reconciliation of Non - GAAP Financial Measures 23 Reconciliation of Non - GAAP Financial Measures (dollars in thousands, except per share amounts) Reference notes for GAAP to Core Operating Income (1) On March 30, 2018, the Company redeemed the remaining 5,027 shares ($5,027,000 aggregate liquidation value) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A. (2) Non - GAAP financial measure. (3) The Company recognized $814,000 in additional compensation expense during Q2 2019, as a result of the accelerated vesting of restricted stock awards and retirement benefits as disclosed in the Company's Form 8 - K filed on June 25, 2019. (4) Other non - core expense is composed of the write - off of premiums associated with United States Department of Agriculture Loans, $139,000 during 2018, $12,000 during 2019, and additional audit and tax fees of $23,000 during 2018 and $43,000 during 2019 associated with the transition of our external auditors during 2018. 202 0 includes $696,000 in prepayment fees associated with the early pay - off of the then $31 million outstanding in FHLB Advances. (5) Income tax expense was adjusted for the non - core items at the corporate tax rate of 21%.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except per share amounts)

	2018	2019	2020	2021	H1 2022
ROTCE					
Average shareholder's equity	$ 36,523	$ 40,111	$ 47,572	$ 59,256	$ 62,280
Less: average preferred stock [1]	1,229	-	-	-	-
Average tangible common equity[2]	$ 35,294	$ 40,111	$ 47,572	$ 59,256	$ 62,280
Net income (loss) available to common shareholders					
Consolidated	$ 2,924	$ 4,477	$ 8,554	$ 12,453	$ 3,990
Commercial Banking Segment	2,858	3,498	4,619	8,883	4,136
Mortgage Banking Segment	$ 66	$ 979	$ 3,935	$ 3,570	$ (146)
Return on Tangible Common Equity[2]					
Consolidated	8.28%	11.16%	17.98%	21.02%	12.92%
Commercial Banking Segment	8.10%	8.72%	9.71%	14.99%	13.39%
Mortgage Banking Segment	0.19%	2.44%	8.27%	6.02%	(0.47%)
Core ROTCE					
Operating income (loss) available to common shareholders [2]					
Consolidated	$ 3,167	$ 5,101	$ 9,094	$ 12,453	$ 3,990
Commercial Banking Segment	3,101	4,079	5,159	8,883	4,136
Mortgage Banking Segment	$ 66	$ 1,022	$ 3,935	$ 3,570	$ (146)
Core Return on Tangible Common Equity[2]					
Consolidated	8.97%	12.72%	19.12%	21.02%	12.92%
Commercial Banking Segment	8.78%	10.17%	10.85%	14.99%	13.39%
Mortgage Banking Segment	0.19%	2.55%	8.27%	6.02%	(0.47%)

[1] On March 30, 2018, the Company redeemed the remaining 5,027 shares ($5,027,000 aggregate liquidation value) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A.
[2] Non-GAAP financial measure
[3] Derived from the Core Operating Results by Segment table.

24

Reconciliation of Non - GAAP Financial Measures 25 Reconciliation of Non - GAAP Financial Measures (in thousands, except per share amounts) (1) Derived from the Core Operating Results by Segment table. (2) Non - GAAP financial measure. YE 2018 YE 2019 YE 2020 YE 2021 H1 2022 GAAP earnings (loss) per share Weighted Average Share Outstanding 1,433 1,445 1,459 1,469 1,476 Net income (loss) available to common shareholders Consolidated $ 2,924 $ 4,477 $ 8,554 $ 12,453 $ 3,990 Commercial Banking Segment 2,858 3,498 4,619 8,883 4,136 Mortgage Banking Segment $ 66 $ 979 $ 3,935 $ 3,570 $ (146) GAAP earnings (loss) per share Consolidated $ 2.04 $ 3.10 $ 5.86 $ 8.48 $ 2.71 Commercial Banking Segment $ 1.99 $ 2.42 $ 3.17 $ 6.05 $ 2.81 Mortgage Banking Segment $ 0.05 $ 0.68 $ 2.70 $ 2.43 $ (0.10) Core earnings (loss) per share Operating income (loss) available to common shareholders (1) (2) Consolidated $ 3,167 $ 5,101 $ 9,094 $ 12,453 $ 3,990 Commercial Banking Segment 3,101 4,079 5,159 8,883 4,136 Mortgage Banking Segment $ 66 $ 1,022 $ 3,935 $ 3,570 $ (146) Core earnings (loss) per share (2) Consolidated $ 2.21 $ 3.53 $ 6.23 $ 8.48 $ 2.71 Commercial Banking Segment $ 2.16 $ 2.82 $ 3.54 $ 6.05 $ 2.81 Mortgage Banking Segment $ 0.05 $ 0.71 $ 2.70 $ 2.43 $ (0.10)

Reconciliation of Non - GAAP Financial Measures 26 Reconciliation of Non - GAAP Financial Measures (in thousands, except per share amounts) YE 2018 YE 2019 YE 2020 YE 2021 H1 2021 H1 2022 Pre - Tax Earnings by Segment Commercial banking - PTPP (ex. PPP) (1) $ 3,646 $ 4,402 $ 2,997 $ 4,822 $ 2,172 $ 3,708 Commercial banking - PPP Income - - 4,011 6,033 3,562 1,028 Commercial banking income before income tax expense 3,646 4,402 7,008 10,855 5,734 4,736 Mortgage banking income (loss) before income tax expense (benefit) 84 1,239 4,981 4,518 2,996 (184) Income before provision for (recovery of) loan losses and income tax expense 3,730 5,641 11,989 15,373 8,730 4,552 Provision for (recovery of) loan losses - - 950 (500) (500) (400) GAAP income before income tax expense $ 3,730 $ 5,641 $ 11,039 $ 15,873 $ 9,230 $ 4,952 (1) Non - GAAP financial measure.